Ligand Acquisition of XOMA Royalty Corporation APRIL 27, 2026 Exhibit 99.2

Safe Harbor Statement & Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Ligand’s proposed acquisition of XOMA Royalty, Ligand’s and XOMA Royalty’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by XOMA Royalty stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including XOMA Royalty’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Ligand’s or XOMA Royalty’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Ligand’s business and prospects, adverse developments in Ligand’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Ligand’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Ligand’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Ligand’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Ligand’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Ligand’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Ligand and XOMA Royalty described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” (in the case of Ligand) and “Forward Looking Statements” (in the case of XOMA Royalty) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand and XOMA Royalty assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Ligand nor XOMA Royalty gives any assurance that it will achieve its expectations. Additional Information and Where to Find It In connection with the proposed acquisition, XOMA Royalty will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement

Safe Harbor Statement & Disclaimers (Continued) will be mailed to XOMA Royalty’s stockholders in connection with the proposed acquisition. This presentation is not a substitute for the proxy statement or any other document that may be filed by XOMA Royalty with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the XOMA Royalty’s stockholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investors.XOMA.com. No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Participants in the Solicitation XOMA Royalty and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of XOMA Royalty in favor of the proposed acquisition. Information about the XOMA Royalty’s directors and executive officers is set forth in XOMA Royalty’s proxy statement for its 2026 annual meetings of stockholders, which was filed with the SEC on March 30, 2026 and is available here. Additional information concerning the interests of XOMA Royalty’s participants in the solicitation, which may, in some cases, be different than those of XOMA Royalty’s stockholders generally, will be set forth in XOMA Royalty’s proxy statement relating to the proposed acquisition when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at investors.XOMA.com.

Transaction Overview & Strategic Rationale Todd Davis

Transaction Overview $39 per share in cash + one non-tradeable contingent value right (CVR) related to certain pending litigation at XOMA Royalty 14% Premium to XOMA’s 30 trading day VWAP Ligand to fund the acquisition through available cash on hand and liquidity under existing revolving credit facility Purchase Price One-step merger structure. All shares of XOMA will be acquired by Ligand XOMA common shareholders receive one CVR per share, representing the right to receive a portion of 75% of any net proceeds related to XOMA’s dispute with Janssen Biotech regarding Tremfya Structure Details Ligand adds XOMA’s 3 key programs to its commercial royalty portfolio: Vabysmo, Ojemda and Miplyffa Gains > 100 partnered development stage programs Portfolio Complementary business model with a footprint in earlier development stage programs Business Model Expected to close in the third quarter of 2026, subject to obtaining XOMA’s shareholder approval and required regulatory approvals Entities affiliated with BVF Partners, which own approximately 44% of the outstanding shares of XOMA Royalty common stock (on an as converted basis) have entered into a voting agreement to support the transaction Timing Ligand announces acquisition of XOMA Royalty Corporation, significantly expanding Ligand’s royalty portfolio and accelerating near and long-term growth

XOMA Background 1981 - 2017 Founded and operated as a fully integrated biotechnology company for over 35 years XOMA is a royalty aggregator and has assembled a high-quality portfolio of over 120 partnered programs. XOMA has reached an inflection point, generating significant portfolio receipts 2017 Executed a strategic pivot to become a biotech royalty aggregator Total Revenue +$52M 2025 Financial Results Total Cash Receipts +$50M Net Income ~$32M 2017 – Today Since 2017, XOMA has deployed >$200M of capital, completed 17 royalty transactions and closed 9 acquisitions to create a well diversified portfolio

XOMA Portfolio & Financial Growth

XOMA ROYALTY

XOMA has more than doubled the size of its royalty portfolio in the last three years, adding immediately accretive assets and a well-diversified pipeline across development stages and therapeutic categories

	2023	2025
PORTFOLIO		
Commercial Programs	1	7
Phase 3 / Registrational	2	14
Phase 2 / Earlier	57	100+
FINANCIAL		
Royalty Receipts	~$9M	~$34M
Milestone Receipts	~$7M	~$17M

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LIGAND

Acquisition Strategic Rationale Ligand’s acquisition of XOMA doubles the size of Ligand’s royalty portfolio, offering significant upside opportunities and an immediately accretive transaction Immediately Accretive Transaction is immediately accretive, expected to add ~$0.50 and ~$1.50 to Ligand’s projected 2026 and 2027 Adjusted EPS1, respectively. Diversification of Portfolio 7 new royalty generating assets and +100 additional development stage assets Significant IP and Royalty Rights Long dated royalties, some into 2040+, increasing predictability and durability of royalty receipts Strategic Synergies Improved access to capital and BD opportunities; significant cost synergies through the elimination of duplicative costs with The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand’s judgement based on the information available at the time of this release. Please see the “Cautionary Note Regarding Forward-looking Statements” section in this release for factors that may impact Ligand’s ability to meet expectations. Core adjusted EPS represents a non-GAAP measure. See our reconciliation to the corresponding GAAP measure in the appendix

Ligand + XOMA

FINANCIAL
Strong financial performance

- Immediately accretive acquisition expected to add **~$0.50 of adjusted EPS in 2026[1] and ~$1.50 in 2027[2]**
- Financial synergies through elimination of duplicative public company costs

BUSINESS DEVELOPMENT
Highly productive, rigorous process

- Acquisition strengthens our position as a Biopharma Royalty Aggregator
- Creates operating and financial synergies
- Early development stage programs create longer-term opportunities to drive growth

ROYALTY PORTFOLIO
Drives growth in 2026 and beyond

- 7 commercial royalties, including **3 near-term growth drivers** : Vabysmo, Ojemda and Miplyffa
- Adds **>100 development stage programs** to our portfolio
- Creates robust opportunity to leverage our portfolio management process

STRATEGIC DIFFERENTIATION
Financials, advantage, team

- Expected increase to our long-term royalty receipts CAGR
- Proven structuring capabilities is expected to drive outsized returns
- Disciplined capital allocation; Low operating expense model

1. The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand's judgement based on the information available at the time of this release. Please see the "Cautionary Note Regarding Forward-looking Statements" section in this release for factors that may impact Ligand's ability to meet expectations. Core adjusted EPS represents a non-GAAP measure. See our reconciliation to the corresponding GAAP measure in the appendix
2. The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand's judgement based on the information available at the time of this release. Please see the "Cautionary Note Regarding Forward-looking Statements" section in this release for factors that may impact Ligand's ability to meet expectations. Core adjusted EPS represents a non-GAAP measure. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking core adjusted earnings per diluted share for 2027 is not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components thereof. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

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LIGAND

Financials Tavo Espinoza

2026 Revised Financial Guidance Royalty Revenue $225 - 250M Previously ($200 - $225M) Adding: Ojemda, Vabysmo and Miplyffa Adjusted Core EPS1 $8.50 - 9.50 (Previously $8.00 - 9.00) Total Revenue $270 - 310M (Previously $245 - $285M) Non-Royalty Revenue Captisol: $35 – 40M Contract: $10 - 20M (no change) 1. See reconciliation of forward-looking non-GAAP revenue and adjusted core EPS to their most directly comparable GAAP measure in the appendix. The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand's judgment based on the information available at the time of this release. Please see the "Cautionary Note Regarding Forward-looking Statements" section in this release for factors that may impact Ligand's ability to meet expectations. Ligand’s acquisition of XOMA is immediately accretive in 2026. Revised financial guidance assumes transaction closes in Q3 2026

2026 Revised Financial Guidance

Assuming transaction closes in Q3'26

	2026 Initial Guidance	XOMA	Revised 2026 Guidance
Total Revenue	$245 – 285M	$25M	$270 – 310M
COGS	$13 – 15M	-	$13 – 15M
Core Cash OpEx	$45M	$5M	$50M
Cash Operating Profit*	$187 – 225M	$20M	$207 – 245M
Other Income	$28 – 32M	($6M)	$22 – 26M
Adjusted Net Income*	$170 – 200M	$11M	$181 – 210M
Share Count	21.3 – 22.2M	-	21.3 – 22.1M
Adjusted Core EPS*	$8.00 – 9.00	$0.50	$8.50 – 9.50

- **Total Revenue** expected to increase by ~$25M
- **Core Cash OpEx** reflects anticipated incremental operating cost while realizing significant cost synergies from combining two standalone companies
- **Cash Operating Profit** grows 10% at the midpoint, reflecting operating leverage and continued royalty growth
- **Other Income** reduced because of capital deployment and lower full year interest income
- **Adjusted Core EPS** up ~**6%** vs initial guidance at the midpoint

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*See reconciliation of forward-looking non-GAAP core adjusted earnings to the most directly comparable GAAP measure in the appendix. The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand's judgment based on the information available at the time of this release. Please see the "Cautionary Note Regarding Forward-looking Statements" section in this release for factors that may impact Ligand's ability to meet expectations.

LIGAND

1. Sell-side consensus sales estimates used to arrive at royalty revenue from commercial programs. Ligand Expected Royalty Receipts1 5-Year Outlook To Be Updated In December Current 5-Year Target From 2025 Investor Day 23% CAGR Positive developments which are expected to drive an increase to the long-term outlook include: Acquisition of XOMA is immediately accretive and is expected to drive significant growth The FDA approved Filspari to be the first FDA approved treatment in FSGS in April 2026, creating a significant commercial opportunity to expand beyond IgAN. Ligand earns a 9% royalty on net sales of Filspari Palvella announced positive Phase 3 data in MLM for its QTORIN rapamycin program and plans to file an NDA by the end of the year. Ligand will earn a tiered 8-9.8% royalty if approved Potential Incremental Growth To Be Shared At Analyst Day

Portfolio Lauren Hay

Pro Forma Royalty Portfolio – Key Programs

	From Ligand	From XOMA
Commercial	CAPVAXIVE (Pneumococcal 21-valent Conjugate Vaccine); Kyprolis (carfilzomib) for injection; Qarziba® (Dinutuximab beta); FILSPARI® (sparsentan) tablets 200 mg/400 mg; Ohtuvayre® (ensifentrine) Inhalation Suspension 3 mg/2.5 mL; Zelsuvmi™ (berdazimer) topical gel, 10.3%	ojemda™ (tovorafenib) 100 mg tablets, 25 mg/mL for oral suspension; MIPLYFFA arimoclomol capsules; DSUVIA; XACIATO® (clindamycin phosphate) vaginal gel 2%; VABYSMO™ faricimab-svoa injection 6 mg; DARE to PLAY Sildenafil Cream; IXINITY® coagulation factor IX (recombinant)
Phase 3	**Lasofoxifene** *LeonaBio*; **QTORIN Rapamycin** *Palvella*; **AVIM Therapy** *Orchestra*; **Soticlestat** *Ovid*; **Bot/Bal** *Agenus*; **Virtue SAB** *Orchestra*	**Ersodetug** *Rezolute*; **Undisclosed** *Anti-TL1A*; **Seralutinib** *Gossamer Bio/Chiesi*; **Rilvegostomig** *AstraZeneca*; **Osavampator** *Takeda/Takeda Partner*; **Mezagitamab** *Takeda*; **Ficlatuzumab** *AVEO/LG Chem*; **Ovaprene** *Dare Bioscience*
Phase 2	**VK-2809** *Viking*; **VK-0214** *Viking*	**OHB-607** *Oak Hill Bio/Chiesi*; **REC-4881** *Recursion*; **Cetrelimab** *Johnson & Johnson*; **Volixibat** *Takeda*[1]

D-Fi *Castle Creek* (Phase 3)

Note: List of programs shown is not exhaustive
1. Volixibat is in development by Mirum Pharmaceuticals under a license with Takeda

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LIGAND

Key XOMA Commercial Partnered Programs 7 Commercial Royalties, 3 Near-Term Growth Drivers Marketer(s) Program Indication(s) Royalty Rate Wet AMD, DME, RVO 0.5% r/rpLGG Mid-single digit Niemann-Pick Disease Type C Mid-single digit Hemophilia B Mid-single digit Bacterial Vaginosis Low to high-single digit Acute Pain 37-75% on DoW sales DARE to PLAY1 Sildenafil Cream Female Sexual Arousal Disorder Low-single digit Commercial availability through a 503B outsourcing facility. AMD = Age-related Macular Degeneration, DME = Diabetic Macular Edema, RVO = Retinal Vein Occlusion, r/rpLGG = Relapsed or Progressive Pediatric Low-Grade Glioma, DoW = Department of War

Developer(s) Program Indication(s) Phase  Royalty Rate Ojemda Frontline Pediatric Low-Grade Glioma Phase 3 Mid-single digit Mezagitamab IgA Nephropathy Immune Thrombocytopenia Phase 3 Low to mid-single digit Osavampator1 Major Depressive Disorder Phase 3 Low to mid-single digit Volixibat2 Primary Sclerosing Cholangitis Primary Biliary Cholangitis Phase 2b (Registrational) Low to mid-single digit Rilvegostomig Oncology (Multiple Tumor Types) Phase 3 Undisclosed OHB-607 Prevention of Bronchopulmonary Dysplasia Phase 2b Low to mid-single digit Undisclosed Anti-TL1A Ulcerative Colitis Crohn’s Disease Phase 3 Undisclosed Key XOMA Pipeline Partnered Programs Osavampator is being developed by Takeda in Japan and by a Takeda partner outside Japan Volixibat is in development by Mirum Pharmaceuticals under license from Takeda

Potential Near-Term Growth Drivers: Vabysmo Product Value Proposition First approved bispecific antibody inhibiting both VEGF-A and Ang-2, reducing vascular leakage, neovascularization, and inflammation more than VEGF-only agents Delivering value to patients affected by wet age-related macular degeneration, diabetic macular edema, and macular edema following retinal vein occlusion One of Roche’s top growth drivers in 2025, as the third best selling product in their entire pharmaceutical portfolio Analyst Consensus Peak Sales: $7.5B+ Recent News Key Upcoming Catalysts Roche reported FY 2025 Vabysmo sales of CHF 4.1B (~$5.3B) Vabysmo FDA label expansion for macular edema following retinal vein occlusion beyond 6 months 2026: Continued commercial traction and uptake

Potential Near-Term Growth Drivers: Ojemda Product Value Proposition Launched: Relapsed or Progressive Pediatric Low-Grade Glioma (r/rpLGG) First targeted therapy demonstrating clinically meaningful tumor shrinkage and durable responses in relapsed/refractory BRAF fusion/rearrangement and V600-mutated pLGG Phase 3: Frontline Pediatric Low-Grade Glioma (Frontline pLGG) Potential expansion of highly targeted type II RAF inhibitor from refractory to newly diagnosed patients Analyst Consensus Peak Sales: $1B+ Recent News Key Upcoming Catalysts $155M net sales in 2025, with Q4 2025 delivering $53M, up 37% QoQ Positive CHMP opinion granted in Feb 2026 for 2L In March 2026, Servier announced acquisition of Day One for $2.5B In April 2026, Ipsen gained marketing approval in Europe H1 2026: Full enrollment of Phase 3 trial in frontline pLGG, with topline data mid-2027

Potential Near-Term Growth Drivers: Osavampator Product Value Proposition Recent News Key Upcoming Catalysts Phase 2 showed that the 1 mg dose met primary and secondary endpoints Five Phase 3 trials are currently enrolling 2027: Topline data readout and study completion of Phase 3 trials Potential first-in-class AMPA-PAM, offering oral convenience with strong safety relative to prior agonists, positioning it well in the MDD adjunctive market Strong efficacy and safety profile from Phase 2 studies Robust development program with 5 ongoing clinical trials Analyst Consensus Peak Sales: $1.8B+

2026 Portfolio Product Potential Catalysts

Clinical

Timing	Company	Catalyst
Q2	Takeda	Volixibat[1] Phase 2b registrational readout in primary sclerosing cholangitis
Q2	palvella THERAPEUTICS	Qtorin rapamycin initiation of Phase 2 clinically significant angiokeratomas
Mid year	Orchestra BioMed	AVIM pivotal study BACKBEAT enrollment completion
Q3	palvella THERAPEUTICS	Qtorin rapamycin Initiation of Phase 3 cutaneous venous malformations
H2	LeonaBio	Lasofoxifene full Phase 3 trial enrollment
H2	REZOLUTE	Ersodetug Phase 3 readout in THI
H2	AstraZeneca	Rilvegostomig Phase 1/2 readout in lung cancer

Regulatory and Commercial

Timing	Company/Product	Catalyst
Q2	FILSPARI (sparsentan)	Commercial launch in FSGS
Q3	sanofi	NDA submission of efdoralprin alfa for AATD
H2	palvella THERAPEUTICS	NDA Submission of Qtorin Rapamycin for Microcystic Lymphatic Malformations
H2	Ohtuvayre (ensifentrine) Inhalation Suspension	Nuance potential approval in China
H2	FILSPARI (sparsentan)	Chugai regulatory submission in Japan
H2	ojemda	Marketing decision for Japan
H2	MIPLYFFA	Marketing decision for EMA
H2	Recursion	REC-4881 regulatory guidance for registration pathway

From LGND Portfolio   From XOMA Portfolio

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LIGAND

1. Volixibat is in development by Mirum Pharmaceuticals under license from Takeda

Thank You

Appendix APRIL 27, 2026

Non-GAAP Reconciliation – 2026 Revised Guidance 1 Amounts represent management’s best estimate and are subject to change based on actual results; 2 See schedule of Amortization of Financial royalty assets by product; 3Income tax rate of ~21.5% represents managements best estimate and is subject to change; 4 Represents a portion of contract payments and royalty receipts that are applied to reduce the carrying value of our financial royalty assets.